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                                                                    EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (33-65041 and 33-67622).




/s/  Arthur Andersen LLP

Chicago, Illinois
March 24, 1999